Exhibit 99.1

Rocket Pharmaceuticals Announces Appointment of Aaron Ondrey as Chief Financial Officer and Additional Updates to Corporate Leadership Team

Aaron Ondrey joins as Chief Financial Officer bringing seasoned leadership experience in financial management, strategic planning, commercial finance, and capital allocation

Additional key appointments within existing corporate leadership team expand capabilities and expertise spanning early discovery through commercialization

CRANBURY, N.J. – Mar. 26, 2024 – Rocket Pharmaceuticals, Inc. (NASDAQ: RCKT), a fully integrated, late-stage biotechnology company advancing a sustainable pipeline of genetic therapies for rare disorders with high unmet need, today announced the appointment of Aaron Ondrey, as Chief Financial Officer, and the further evolution of its corporate leadership team through key appointments with existing team members. These leadership announcements build on and expand Rocket’s preparedness for its planned transition to commercial stage and continued development of its pipeline.

Aaron Ondrey joins Rocket as Chief Financial Officer, bringing more than 20 years of experience in financial management, strategic planning, commercial finance, capital allocation and mergers and acquisitions having held multiple finance leadership positions across the pharma and biotech industry. Mr. Ondrey most recently served as CFO of Mirati Therapeutics through the launch of KRAZATI® and the company’s acquisition by Bristol Myers Squibb in January 2024. He brings invaluable expertise to support Rocket’s commercial transition and growth trajectory, notably strong financial acumen and exceptional operational management capabilities. Prior to Mirati, Mr. Ondrey also held senior leadership positions at Arena Pharmaceuticals, Alexion Pharmaceuticals, and Regeneron Pharmaceuticals.

The key appointments within Rocket’s existing corporate leadership team are as follows:
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Kinnari Patel, Pharm.D., MBA, has been appointed President, Head of R&D and Chief Operating Officer. Dr. Patel will be focused on R&D with oversight spanning research through late-stage development and manufacturing. In addition, she will continue in her capacity as COO, driving company operations aimed toward advancing the company’s key strategic priorities.

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Jonathan Schwartz, M.D., has been appointed Chief Medical & Gene Therapy Officer, with his remit spanning Research and Discovery as well as Clinical Development. Dr. Schwartz will bring deep and seasoned scientific and clinical thought leadership instrumental in continuing to develop and advance Rocket’s current and future pipeline.

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Mark White, MB.ChB, has been appointed General Manager, Commercial Affairs, leading the Medical Affairs, Marketing, Commercial Operations, and Value & Access functions. Dr. White’s extensive drug development and franchise leadership experience, combined with the benefit of bringing these functions together under his leadership, best positions Rocket for long-term success with highly complex therapies aimed at rare diseases.

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Martin Wilson. J.D., has been appointed General Counsel & Chief Corporate Officer, and will lead Legal, Compliance, and Corporate Development. This evolution creates a newly integrated team aimed at advancing Rocket’s corporate strategy, led by Mr. Wilson’s strong legal and strategic acumen and experience.

“Today’s leadership announcements underscore Rocket’s preparedness as we transform from a clinical organization to a commercial stage gene therapy company, notably by expanding our financial expertise with the addition of seasoned finance leader, Aaron Ondrey as our Chief Financial Officer,” said Gaurav Shah, M.D., Chief Executive Officer, Rocket Pharma. “We are leveraging our team's deep talent and experience to optimally position Rocket for operational and commercial excellence and look forward to continuing our strong momentum as we advance our leading pipeline for patients living with rare cardiovascular and hematologic diseases."

About Rocket Pharmaceuticals, Inc.
Rocket Pharmaceuticals, Inc. (NASDAQ: RCKT) is a fully integrated, late-stage biotechnology company advancing a sustainable pipeline of investigational genetic therapies designed to correct the root cause of complex and rare disorders. Rocket’s innovative multi-platform approach allows us to design the optimal gene therapy for each indication, creating potentially transformative options that enable people living with devastating rare diseases to experience long and full lives.

Rocket’s lentiviral (LV) vector-based gene therapies target hematologic diseases and consist of late-stage programs for Fanconi Anemia, a difficult to treat genetic disease that leads to bone marrow failure and potentially cancer, Leukocyte Adhesion Deficiency-I (LAD-I), a severe pediatric genetic disorder that causes recurrent and life-threatening infections which are frequently fatal, and Pyruvate Kinase Deficiency (PKD), a monogenic red blood cell disorder resulting in increased red cell destruction and mild to life-threatening anemia.

Our adeno-associated virus (AAV)-based cardiovascular portfolio includes a late-stage program for Danon Disease, a devastating heart failure condition resulting in thickening of the heart, an early-stage program in clinical trials for PKP2-arrhythmogenic cardiomyopathy (ACM), a life-threatening heart failure disease causing ventricular arrhythmias and sudden cardiac death, and a pre-clinical program targeting BAG3-associated dilated cardiomyopathy (DCM), a heart failure condition that causes enlarged ventricles.

For more information about Rocket, please visit www.rocketpharma.com and follow us on LinkedIn, YouTube and X.

Rocket Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements concerning Rocket’s future expectations, plans and prospects that involve risks and uncertainties, as well as assumptions that, if they do not materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. We make such forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical facts contained in this release are forward-looking statements. You should not place reliance on these forward-looking statements, which often include words such as "believe," "expect," "anticipate," "intend," "plan," "will give," "estimate," "seek," "will," "may," "suggest" or similar terms, variations of such terms or the negative of those terms. These forward-looking statements include, but are not limited to, statements concerning Rocket’s expectations regarding the safety and effectiveness of product candidates that Rocket is developing to treat Fanconi Anemia (FA), Leukocyte Adhesion Deficiency-I (LAD-I), Pyruvate Kinase Deficiency (PKD), Danon Disease (DD) and other diseases, the expected timing and data readouts of Rocket’s ongoing and planned clinical trials, the expected timing and outcome of Rocket’s regulatory interactions and planned submissions, Rocket’s plans for the advancement of its DD program, including its planned pivotal trial, and the safety, effectiveness and timing of related pre-clinical studies and clinical trials, Rocket’s ability to establish key collaborations and vendor relationships for its product candidates, Rocket’s ability to develop sales and marketing capabilities or enter into agreements with third parties to sell and market its product candidates and Rocket’s ability to expand its pipeline to target additional indications that are compatible with its gene therapy technologies. Although Rocket believes that the expectations reflected in the forward-looking statements are reasonable, Rocket cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Rocket’s dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates, the outcome of litigation, unexpected expenditures, Rocket’s competitors’ activities, including decisions as to the timing of competing product launches, pricing and discounting, Rocket’s ability to develop, acquire and advance product candidates into, enroll a sufficient number of patients into, and successfully complete, clinical studies, Rocket’s ability to acquire additional businesses, form strategic alliances or create joint ventures and its ability to realize the benefit of such acquisitions, alliances or joint ventures, Rocket’s ability to obtain and enforce patents to protect its product candidates, and its ability to successfully defend against unforeseen third-party infringement claims, as well as those risks more fully discussed in the section entitled "Risk Factors" in Rocket’s Annual Report on Form 10-K for the year ended December 31, 2023, filed February 27, 2024 with the SEC and subsequent filings with the SEC including our Quarterly Reports on Form 10-Q.  Accordingly, you should not place undue reliance on these forward-looking statements. All such statements speak only as of the date made, and Rocket undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Media
Kevin Giordano
media@rocketpharma.com

Investors
Brooks Rahmer
investors@rocketpharma.com